UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  DECEMBER 31, 2009

Annual Report to Shareholders

DWS EAFE® Equity Index Fund

Contents

4 Performance Summary

6 Information About Your Fund's Expenses

8 Portfolio Management Review

12 Portfolio Summary

14 Investment Portfolio

38 Financial Statements

42 Financial Highlights

43 Notes to Financial Statements

51 Report of Independent Registered Public Accounting Firm

52 Tax Information

53 Investment Management Agreement Approval

58 Summary of Management Fee Evaluation by Independent Fee Consultant

63 Board Members and Officers

67 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2009

Average Annual Total Returns as of 12/31/09
No Sales Charges	1-Year	3-Year	5-Year	10-Year
Institutional Class	29.27%	-6.27%	3.29%	0.58%
MSCI EAFE® Index+	31.78%	-6.04%	3.54%	1.17%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2009 is 0.52% for Institutional Class shares and may differ from the expense ratio disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI EAFE® Index is the exclusive property of Morgan Stanley Capital International, a service of Morgan Stanley, and has been licensed for use by the Fund's investment advisor. There is no guarantee that the Fund will be able to mirror the MSCI EAFE Index closely to track its performance.

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/09	$ 12.14
12/31/08	$ 9.64
Distribution Information: Twelve Months as of 12/31/09: Income Dividends	$ .30
Growth of an Assumed $1,000,000 Investment
[] DWS EAFE® Equity Index Fund — Institutional Class [] MSCI EAFE® Index+

Yearly periods ended December 31

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Lipper Rankings — International Multi-Cap Core Funds Category as of 12/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Institutional Class 1-Year	190	of	277	69
3-Year	134	of	203	66
5-Year	79	of	113	69
10-Year	41	of	55	74

Source: Lipper Inc. Includes portfolios that invest assets in securities with primary trading markets outside of the United States. It is not possible to invest directly in a Lipper category. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Fund Return	Institutional Class
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,213.10
Expenses Paid per $1,000*	$ 2.73
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$ 1,022.74
Expenses Paid per $1,000*	$ 2.50
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Institutional Class
DWS EAFE® Equity Index Fund	.49%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS EAFE® Equity Index Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS EAFE® Equity Index Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the portfolio. As of December 31, 2009, NTI and its subsidiaries had assets under investment management of $627.1 billion.

Portfolio Manager

Shaun Murphy

Senior Vice President at Northern Trust

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS EAFE® Equity Index Fund produced a total return of 29.27% in 2009, compared with a return of 31.78% for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index.1 (Past performance is no guarantee of future results. Please see pages 4 and 5 for more complete performance information.)

Despite a rocky start, international equities delivered an exceptionally strong performance during the past year. When 2009 began, the global markets were still in the grip of the worst financial crisis since the 1930s. Fears that the world economy would slip into a depression led to extremely poor market performance during the first two-plus months of the year. At its low on March 9, 2009, the MSCI EAFE Index had experienced a year-to-date loss of -26.03%.

From that point, the international markets began to rally as the combined effect of fiscal stimulus and extremely accommodative monetary policy sparked a gradual improvement in investor sentiment. The spring and summer brought evidence of a modest renewal in economic growth which, in combination with the low interest rate policies of the world's major central banks, helped propel the markets on a substantial rally that lasted through year-end. The result was a gain of 75.35% for the MSCI EAFE Index from its March 9, 2009 low through December 31, 2009.

The MSCI EAFE Index outpaced the 26.46% gain of the Standard & Poor's 500® (S&P 500) Index in 2009.2 International equities were helped by the fact that they had underperformed the US market during the downturn, setting the stage for a larger rebound once the markets recovered. International equities were also aided by the weakness in the US dollar relative to foreign currencies, particularly the euro and commodity-linked currencies such as the Australian dollar. Since foreign shares are denominated in local currencies, an increase in the value of these currencies relative to the dollar boosts the value of the investment when it is measured in US dollar terms.

Positive Attribution

In terms of sector performance, the largest gains generally came from those that were the hardest hit during the previous downturn. Foremost among these was the materials sector, which collapsed in 2008 on fears that the sharp slowdown in growth would essentially shut down the demand for products such as steel, aluminum and copper. However, when the arrival of the "green shoots," or signs of economic growth, showed these fears to be greatly overdone, investors stampeded back into the sector in order to take advantage of low valuations and increase the economic sensitivity of their portfolios.3 The result was a gain for the materials sector that was more than double that of the broader market. The most notable contributors to the return of the index were steel producers such as Xstrata PLC and mining companies such as Rio Tinto PLC and Anglo American PLC.

The second- and third-largest gains came from the financials and consumer discretionary sectors. As was the case with materials, both rebounded sharply from extremely depressed levels once investors felt more comfortable taking on risk. The top contributors in financials were Banco Santander SA and HSBC Holdings PLC, while the leading contributors in consumer discretionary were all auto companies: Toyota Motor Corp., Honda Motor Co., Ltd., Nissan Motor Co., Ltd. in Japan and Daimler AG in Germany.

On a country basis, many of the top performers were markets with a large representation of materials stocks, such as Australia, New Zealand and the United Kingdom. Hong Kong and Singapore also stood out as outperformers, as both markets were helped by their large weighting in financial stocks and their exposure to the continued rapid growth of the Chinese economy.

Negative Attribution

The sectors that underperformed were largely those that could be classified as defensive in nature, such as telecommunication services, utilities and health care. While all delivered strong gains on an absolute basis, investors' rising appetite for risk generally resulted in more modest returns for these sectors relative to their more economically sensitive counterparts.

From a country standpoint, by far the largest detractor in the MSCI EAFE Index was Japan. The market is the benchmark's largest component by a wide margin. Japan produced a small return in 2009, making it the only index component to fall short of a double-digit gain. The country's economy remains extremely sluggish, which prevented companies in the financial and industrial sectors from experiencing the same type of strong gains as their counterparts in the rest of the world. As an illustration of how poorly the market performed on a relative basis, the majority of the MSCI EAFE Index stocks that produced a negative return in 2009 were domiciled in Japan, and nine of the 10 largest detractors in the index were Japanese companies.

Aside from Japan, the majority of the underperforming markets were the peripheral countries in Europe, such as Ireland, Greece, Spain and Italy. Investors have been concerned about the burdens faced by these countries, including sluggish growth, high government debt and substantial budget deficits. Spain and Greece both saw their sovereign credit ratings downgraded late in 2009, raising fears that debt default could occur at some point in the future. It should be noted that while these countries underperformed, all delivered double-digit returns on the year.

Outlook and Positioning

We have made no changes in the fund's strategy, as our goal is to replicate the return and risk characteristics of the index. To this end, all changes made to the index were incorporated in the fund in order to maintain proper tracking. The index itself provides broad-based exposure to 21 of the largest developed markets outside the United States, across all sectors of the economy. We will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Portfolio Summary

Geographic Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/09	12/31/08

Japan	21%	25%
United Kingdom	19%	17%
France	10%	10%
Australia	8%	6%
Switzerland	8%	8%
Germany	8%	9%
Netherlands	5%	5%
Spain	5%	5%
Italy	3%	4%
Other	13%	11%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/09	12/31/08

Financials	25%	23%
Industrials	11%	12%
Materials	10%	8%
Consumer Staples	10%	10%
Consumer Discretionary	10%	10%
Health Care	9%	10%
Energy	8%	8%
Utilities	6%	7%
Telecommunication Services	6%	7%
Information Technology	5%	5%
	100%	100%

Geographic diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2009 (15.2% of Net Assets)	Country	Percent
1. BHP Billiton Producer of petroleum, minerals and steel products	Australia	1.9%
2. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	1.9%
3. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	1.8%
4. BP PLC Exporter and producer of oil and natural gas	United Kingdom	1.8%
5. Nestle SA Producer and seller of food products	Switzerland	1.6%
6. Total SA Produces, refines, transports and markets oil and natural gas	France	1.3%
7. Banco Santander SA Provider of commercial banking services	Spain	1.3%
8. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	1.2%
9. Vodafone Group PLC Provider of mobile telecommunications services	United Kingdom	1.2%
10. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2009

	Shares	Value ($)

Common Stocks 98.2%
Australia 8.2%
AGL Energy Ltd.	14,599	183,641
Alumina Ltd.*	79,592	130,697
Amcor Ltd.	40,641	226,411
AMP Ltd.	65,079	391,950
Aristocrat Leisure Ltd.	11,798	42,112
Arrow Energy Ltd.*	18,961	70,190
Asciano Group*	92,913	150,005
ASX Ltd.	5,591	174,130
Australia & New Zealand Banking Group Ltd.	81,726	1,662,781
AXA Asia Pacific Holdings Ltd.	33,176	195,204
Bendigo & Adelaide Bank Ltd.	11,335	99,371
BHP Billiton Ltd.	109,531	4,194,355
Billabong International Ltd.	6,561	63,786
BlueScope Steel Ltd.	59,528	164,263
Boral Ltd.	19,339	102,194
Brambles Ltd.	45,773	277,285
Caltex Australia Ltd.*	4,908	40,727
CFS Retail Property Trust (REIT)	58,275	98,695
Coca-Cola Amatil Ltd.	18,212	187,671
Cochlear Ltd.	1,919	118,496
Commonwealth Bank of Australia	49,570	2,417,141
Computershare Ltd.	14,173	144,519
Crown Ltd.	16,216	116,099
CSL Ltd.	19,621	570,815
CSR Ltd.	46,885	75,410
Dexus Property Group (REIT)	153,023	115,547
Energy Resources of Australia Ltd.	2,169	46,389
Fairfax Media Ltd.	67,598	104,266
Fortescue Metals Group Ltd.*	41,614	163,885
Foster's Group Ltd.	63,001	310,018
Goodman Fielder Ltd.	41,961	61,078
Goodman Group (REIT)	194,801	109,627
GPT Group (REIT)	279,047	149,863
Harvey Norman Holdings Ltd.	16,119	60,526
Incitec Pivot Ltd.	51,217	162,311
Insurance Australia Group Ltd.	68,457	245,207
Leighton Holdings Ltd.	4,857	164,112
Lend Lease Group	14,141	128,859
Macquarie Group Ltd.	10,859	464,911
Macquarie Infrastructure Group (Units)	73,692	87,817
MAp Group	23,171	62,565
Metcash Ltd.	24,904	99,681
Mirvac Group (REIT)	82,305	114,501
National Australia Bank Ltd.	68,391	1,664,171
Newcrest Mining Ltd.	15,742	493,367
Nufarm Ltd.	5,690	55,590
OneSteel Ltd.	43,301	128,816
Orica Ltd.	11,753	272,418
Origin Energy Ltd.	28,523	428,210
OZ Minerals Ltd.*	101,699	106,342
Paladin Energy Ltd.*	21,041	78,088
Qantas Airways Ltd.	37,279	99,079
QBE Insurance Group Ltd.	33,039	754,099
Rio Tinto Ltd.	14,239	942,134
Santos Ltd.	27,077	340,951
Sims Metal Management Ltd.	4,902	95,956
Sonic Healthcare Ltd.	11,975	164,923
SP Ausnet	43,189	35,371
Stockland (REIT)	77,667	272,936
Suncorp-Metway Ltd.	41,011	316,674
TABCORP Holdings Ltd.	19,699	122,153
Tatts Group Ltd.	39,349	85,837
Telstra Corp., Ltd.	142,148	435,622
Toll Holdings Ltd.	21,554	167,967
Transurban Group (Units)	37,876	187,629
Wesfarmers Ltd.	32,758	910,761
Wesfarmers Ltd. (PPS)	4,956	137,791
Westfield Group (REIT) (Units)	67,741	755,467
Westpac Banking Corp.	98,387	2,214,614
Woodside Petroleum Ltd.	17,545	737,409
Woolworths Ltd.	40,010	1,002,177
WorleyParsons Ltd.	5,544	143,615
(Cost $15,691,426)		27,699,278
Austria 0.3%
Erste Group Bank AG	5,703	211,393
Immoeast AG*	13,593	74,520
Oesterreichische Elektrizitaetswirtschafts AG "A"	2,623	111,207
OMV AG	4,838	211,864
Raiffeisen International Bank-Holding AG	1,720	97,355
Telekom Austria AG	10,119	144,475
Vienna Insurance Group	1,339	68,756
Voestalpine AG	3,775	137,655
(Cost $876,900)		1,057,225
Belgium 1.0%
Anheuser-Busch InBev NV	23,557	1,217,051
Belgacom SA	4,972	179,340
Colruyt SA	475	114,528
Compagnie Nationale a Portefeuille	1,055	56,263
Delhaize Group SA	3,282	251,377
Dexia SA*	17,794	111,934
Fortis*	72,914	270,136
Groupe Bruxelles Lambert SA	2,644	248,825
KBC GROEP NV*	5,254	227,530
Mobistar SA	982	67,154
Solvay SA	1,952	210,439
UCB SA	3,289	137,730
Umicore	3,729	124,175
(Cost $3,467,237)		3,216,482
Bermuda 0.1%
Seadrill Ltd. (Cost $148,908)	9,100	230,507
Channel Islands 0.1%
Randgold Resources Ltd.	2,920	232,013
Resolution Ltd.*	78,702	113,629
(Cost $338,968)		345,642
Cyprus 0.0%
Bank of Cyprus Public Co., Ltd. (Cost $143,544)	18,698	130,334
Denmark 0.9%
A P Moller-Maersk AS "A"	18	121,343
A P Moller-Maersk AS "B"	43	300,687
Carlsberg AS "B"	3,495	257,919
Coloplast AS "B"	706	64,165
Danske Bank AS*	14,822	337,482
DSV AS*	7,038	126,265
H. Lundbeck AS	1,911	34,783
Novo Nordisk AS "B"	14,221	909,899
Novozymes AS "B"	1,459	151,283
Topdanmark AS*	466	63,098
Trygvesta AS	765	50,498
Vestas Wind Systems AS*	6,647	406,711
William Demant Holding AS*	765	57,646
(Cost $1,387,541)		2,881,779
Finland 1.1%
Elisa Oyj	4,344	99,241
Fortum Oyj	14,503	392,901
Kesko Oyj "B"	2,146	70,781
Kone Oyj "B"	5,016	214,385
Metso Corp.	4,186	147,176
Neste Oil Oyj	4,336	76,898
Nokia Oyj	122,323	1,570,363
Nokian Renkaat Oyj	3,476	84,339
Orion Oyj "B"	2,903	62,509
Outokumpu Oyj	3,639	68,425
Pohjola Bank PLC	4,517	48,881
Rautaruukki Oyj	2,751	63,164
Sampo Oyj "A"	13,716	332,882
Sanoma Oyj	2,631	59,042
Stora Enso Oyj "R"*	18,391	128,911
UPM-Kymmene Oyj	16,995	202,120
Wartsila Oyj	2,703	108,050
(Cost $3,078,081)		3,730,068
France 10.3%
Accor SA	4,781	259,722
Aeroports de Paris	992	79,794
Air France-KLM*	4,418	68,884
Air Liquide SA	8,191	966,894
Alcatel-Lucent*	75,672	253,437
Alstom SA	6,587	457,655
Atos Origin SA*	1,481	67,432
AXA SA	55,404	1,310,318
bioMerieux	449	52,225
BNP Paribas	30,904	2,438,746
Bouygues SA	7,294	380,394
Bureau Veritas SA	1,601	82,932
Cap Gemini SA	4,790	216,965
Carrefour SA	20,710	995,725
Casino Guichard-Perrachon SA	1,799	161,227
Christian Dior SA	2,074	213,168
CNP Assurances	1,211	117,247
Compagnie de Saint-Gobain	12,561	674,245
Compagnie Generale de Geophysique-Veritas*	4,575	97,579
Compagnie Generale des Etablissements Michelin "B"	4,819	369,643
Credit Agricole SA	30,280	527,891
DANONE SA	17,961	1,093,812
Dassault Systemes SA	2,049	116,628
Eiffage SA	1,318	74,466
Electricite de France (a)	7,846	466,879
Eramet	158	49,204
Essilor International SA	6,562	390,660
Eurazeo	902	62,944
Eutelsat Communications	3,242	104,015
Fonciere des Regions (REIT)	758	77,520
France Telecom SA	60,527	1,511,202
GDF Suez	40,575	1,760,296
GDF Suez (VVPR Strip)*	2,982	4
Gecina SA (REIT)	642	69,488
Hermes International	1,726	229,587
Icade (REIT)	640	60,866
Iliad SA	531	63,260
Imerys SA	1,051	62,509
Ipsen SA	820	45,549
JC Decaux SA*	2,083	50,503
Klepierre (REIT)	2,965	120,615
L'Oreal SA	7,822	868,437
Lafarge SA	6,522	536,346
Lagardere SCA	3,853	155,471
Legrand SA	3,422	95,422
LVMH Moet Hennessy Louis Vuitton SA	7,996	897,809
M6 Metropole Television	2,109	53,960
Natixis*	28,460	141,675
Neopost SA	1,054	87,083
PagesJaunes Groupe (a)	4,261	47,436
Pernod Ricard SA	6,585	565,225
PPR	2,478	296,936
PSA Peugeot Citroen*	4,963	166,264
Publicis Groupe	3,764	152,694
Renault SA*	6,044	307,766
Safran SA	6,118	119,022
Sanofi-Aventis	34,352	2,692,740
Schneider Electric SA	7,692	891,133
SCOR SE	5,501	137,404
Societe BIC SA	873	60,422
Societe des Autoroutes Paris-Rhin-Rhone*	739	56,607
Societe Generale	20,524	1,420,106
Societe Television Francaise 1	4,061	74,994
Sodexo	3,136	179,113
Suez Environnement Co.	8,798	203,249
Technip SA	3,382	236,989
Thales SA	2,917	149,483
Total SA	68,937	4,417,590
Unibail-Rodamco SE (REIT)	2,881	634,218
Vallourec SA	1,875	341,036
Veolia Environnement	12,895	424,014
Vinci SA	14,314	801,728
Vivendi	39,961	1,179,716
(Cost $26,383,398)		34,594,218
Germany 7.6%
Adidas AG	6,336	342,091
Allianz SE (Registered)	14,788	1,840,705
BASF SE	29,993	1,860,359
Bayer AG	26,991	2,157,259
Bayerische Motoren Werke (BMW) AG	10,808	491,349
Beiersdorf AG	2,886	189,673
Celesio AG	2,769	70,352
Commerzbank AG* (a)	22,801	191,169
Daimler AG (Registered)	29,531	1,577,753
Deutsche Bank AG (Registered) (b)	19,331	1,362,502
Deutsche Boerse AG	6,366	529,278
Deutsche Lufthansa AG (Registered)	7,493	125,796
Deutsche Post AG (Registered)	27,833	535,541
Deutsche Postbank AG*	2,893	94,532
Deutsche Telekom AG (Registered)	92,300	1,363,179
E.ON AG	62,064	2,591,027
Fraport AG	1,201	62,469
Fresenius Medical Care AG & Co. KGaA	6,283	332,673
Fresenius SE	917	57,082
GEA Group AG	5,092	113,368
Hamburger Hafen und Logistik AG	153	5,912
Hannover Rueckversicherung AG (Registered)*	1,966	92,283
HeidelbergCement AG	4,626	318,203
Henkel AG & Co. KGaA	4,161	185,827
Hochtief AG	1,369	104,618
Infineon Technologies AG*	36,505	201,528
K+S AG	5,583	320,929
Linde AG	4,958	596,770
MAN SE	3,450	268,697
Merck KGaA	2,109	197,125
Metro AG	3,702	225,649
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6,443	1,004,380
Puma AG Rudolf Dassler Sport	163	53,984
RWE AG	13,623	1,323,850
Salzgitter AG	1,276	124,729
SAP AG	28,113	1,325,920
Siemens AG (Registered)	26,857	2,463,403
Solarworld AG (a)	2,895	63,440
Suedzucker AG	2,167	44,992
ThyssenKrupp AG	10,893	410,252
TUI AG*	4,516	37,672
United Internet AG (Registered)*	4,116	54,432
Volkswagen AG	1,444	159,735
Wacker Chemie AG	530	92,438
(Cost $18,027,955)		25,564,925
Greece 0.5%
Alpha Bank AE*	15,231	176,207
Coca-Cola Hellenic Bottling Co. SA	5,809	132,340
EFG Eurobank Ergasias*	10,528	116,760
Hellenic Petroleum SA	2,959	32,883
Hellenic Telecommunications Organization SA	7,725	113,105
Marfin Investment Group SA*	21,790	61,975
National Bank of Greece SA*	19,826	505,545
OPAP SA	7,331	160,491
Piraeus Bank SA	10,105	115,301
Public Power Corp. SA*	3,970	73,274
Titan Cement Co. SA	1,949	56,456
(Cost $1,671,768)		1,544,337
Hong Kong 2.4%
ASM Pacific Technology Ltd.	6,400	60,156
Bank of East Asia Ltd.	48,794	192,201
BOC Hong Kong (Holdings) Ltd.	119,321	269,579
Cathay Pacific Airways Ltd.*	39,000	73,267
Cheung Kong (Holdings) Ltd.	45,000	579,369
Cheung Kong Infrastructure Holdings Ltd.	15,000	56,933
Chinese Estates Holdings Ltd.	20,143	34,248
CLP Holdings Ltd.	66,274	447,809
Esprit Holdings Ltd.	37,425	246,312
Foxconn International Holdings Ltd.*	66,000	75,812
Genting Singapore PLC*	150,995	138,288
Hang Lung Group Ltd.	27,000	133,399
Hang Lung Properties Ltd.	68,000	265,674
Hang Seng Bank Ltd.	25,000	367,465
Henderson Land Development Co., Ltd.	34,672	259,228
Hong Kong & China Gas Co., Ltd.	127,242	317,685
Hong Kong Aircraft Engineering Co., Ltd.	2,400	31,031
Hong Kong Exchanges & Clearing Ltd.	33,400	594,600
HongKong Electric Holdings Ltd.	45,500	246,930
Hopewell Holdings Ltd.	18,500	59,603
Hutchison Whampoa Ltd.	70,100	479,843
Hysan Development Co., Ltd.	20,243	57,319
Kerry Properties Ltd.	22,432	113,266
Li & Fung Ltd.	73,120	299,524
Lifestyle International Holdings Ltd.	20,500	38,023
Link (REIT)	68,701	174,122
Mongolia Energy Corp., Ltd.*	99,631	50,563
MTR Corp., Ltd.	46,991	161,129
New World Development Co., Ltd.	82,036	167,432
Noble Group Ltd.	50,400	115,472
NWS Holdings Ltd.	27,000	49,793
Orient Overseas International Ltd.	7,900	36,770
PCCW Ltd.	122,000	29,522
Shangri-La Asia Ltd.	42,499	79,494
Sino Land Co., Ltd.	55,198	107,128
Sun Hung Kai Properties Ltd.	46,297	686,975
Swire Pacific Ltd. "A"	25,000	302,345
Television Broadcasts Ltd.	9,000	43,127
Wharf Holdings Ltd.	44,864	256,537
Wheelock & Co., Ltd.	30,000	92,054
Wing Hang Bank Ltd.	6,000	55,753
Yue Yuen Industrial (Holdings) Ltd.	21,000	60,920
(Cost $5,272,923)		7,906,700
Ireland 0.4%
Anglo Irish Bank Corp. PLC*	26,763	0
CRH PLC (c)	17,512	474,359
CRH PLC (c)	5,107	139,600
Elan Corp. PLC*	15,766	98,679
Experian PLC	33,517	331,337
Kerry Group PLC "A" (c)	4,107	121,058
Kerry Group PLC "A" (c)	468	14,728
Ryanair Holdings PLC*	10,294	48,630
(Cost $1,440,099)		1,228,391
Italy 3.3%
A2A SpA	34,674	72,577
Assicurazioni Generali SpA	38,136	1,022,469
Atlantia SpA	8,416	218,767
Autogrill SpA*	3,093	38,901
Banca Carige SpA	20,481	54,505
Banca Monte dei Paschi di Siena SpA	69,737	122,104
Banca Popolare di Milano Scarl	12,869	91,293
Banco Popolare Societa Cooperativa*	20,894	156,397
Enel SpA	215,171	1,249,479
Eni SpA	84,965	2,163,131
EXOR SpA	2,149	41,559
Fiat SpA*	24,956	363,204
Finmeccanica SpA	13,210	210,677
Fondiaria-Sai SpA	2,009	31,760
Intesa Sanpaolo*	251,456	1,126,681
Intesa Sanpaolo (RSP)	30,447	101,685
Italcementi SpA	2,108	28,793
Luxottica Group SpA	3,787	98,101
Mediaset SpA	23,810	194,548
Mediobanca SpA*	15,224	180,632
Mediolanum SpA (a)	7,570	47,005
Parmalat SpA	54,425	152,504
Pirelli & C. SpA*	84,527	50,458
Prysmian SpA	3,222	56,400
Saipem SpA	8,623	296,224
Snam Rete Gas SpA	46,514	231,300
Telecom Italia SpA	327,715	508,265
Telecom Italia SpA (RSP)	196,840	217,240
Terna — Rete Elettrica Nationale SpA (a)	42,843	184,345
UBI Banca — Unione di Banche Italiane ScpA	18,829	269,712
UniCredit SpA*	464,922	1,546,507
Unipol Gruppo Finanziario SpA*	24,069	32,859
(Cost $10,448,200)		11,160,082
Japan 20.5%
ABC-Mart, Inc.	800	22,232
ACOM Co., Ltd.	1,170	17,748
Advantest Corp.	5,300	137,701
AEON Co., Ltd.	21,100	170,607
Aeon Credit Service Co., Ltd.	2,730	26,231
AEON Mall Co., Ltd.	2,600	50,313
Aioi Insurance Co., Ltd.	16,000	76,497
Air Water, Inc.	4,553	53,608
Aisin Seiki Co., Ltd.	6,300	180,064
Ajinomoto Co., Inc.	22,000	207,116
Alfresa Holdings Corp.	1,200	47,510
All Nippon Airways Co., Ltd.	29,000	78,605
Amada Co., Ltd.	11,000	68,267
Aozora Bank Ltd.*	24,000	25,361
Asahi Breweries Ltd.	12,700	232,906
Asahi Glass Co., Ltd.	33,000	309,139
Asahi Kasei Corp.	41,000	204,878
ASICS Corp.	5,000	44,766
Astellas Pharma, Inc.	14,700	547,555
Benesse Holdings, Inc.	2,400	100,364
Bridgestone Corp.	19,900	348,734
Brother Industries Ltd.	7,200	82,253
Canon Marketing Japan, Inc.	2,000	29,371
Canon, Inc.	34,700	1,466,945
Casio Computer Co., Ltd.	7,700	61,219
Central Japan Railway Co.	49	326,870
Chiyoda Corp.	5,065	38,508
Chubu Electric Power Co., Inc.	21,600	514,745
Chugai Pharmaceutical Co., Ltd.	7,300	136,002
Chugoku Electric Power Co., Inc.	9,100	173,542
Chuo Mitsui Trust Holdings, Inc.	30,100	100,460
Citizen Holdings Co., Ltd.	9,300	52,912
Coca-Cola West Co., Ltd.	1,800	31,656
Cosmo Oil Co., Ltd.	19,000	39,772
Credit Saison Co., Ltd.	5,100	57,097
Dai Nippon Printing Co., Ltd.	18,000	226,960
Daicel Chemical Industries Ltd.	9,000	52,551
Daido Steel Co., Ltd.	8,000	29,538
Daihatsu Motor Co., Ltd.	6,000	59,712
Daiichi Sankyo Co., Ltd.	22,000	460,311
Daikin Industries Ltd.	7,700	300,514
Dainippon Sumitomo Pharma Co., Ltd.	5,200	54,304
Daito Trust Construction Co., Ltd.	2,500	117,889
Daiwa House Industry Co., Ltd.	17,000	181,896
Daiwa Securities Group, Inc.	55,000	275,727
DeNA Co., Ltd.	9	52,916
Denki Kagaku Kogyo Kabushiki Kaisha	15,000	67,079
Denso Corp.	15,800	473,529
Dentsu, Inc.	5,500	126,576
Dowa Holdings Co., Ltd.	9,000	49,951
East Japan Railway Co.	11,139	702,870
Eisai Co., Ltd.	8,300	304,249
Electric Power Development Co., Ltd.	4,300	121,936
Elpida Memory, Inc.*	5,800	94,607
FamilyMart Co., Ltd.	1,900	55,996
FANUC Ltd.	6,300	585,808
Fast Retailing Co., Ltd.	1,600	298,621
Fuji Electric Holdings Co., Ltd.*	20,000	34,518
Fuji Heavy Industries Ltd.*	19,000	92,207
Fuji Media Holdings, Inc.	14	19,315
Fujifilm Holdings Corp.	15,100	451,110
Fujitsu Ltd.	61,000	392,290
Fukuoka Financial Group, Inc.	26,000	90,225
GS Yuasa Corp. (a)	12,000	88,069
Hakuhodo Dy Holdings, Inc.	760	36,699
Hankyu Hanshin Holdings, Inc.	37,200	165,153
Hino Motors Ltd.*	9,000	31,193
Hirose Electric Co., Ltd.	1,000	104,229
Hisamitsu Pharmaceutical Co., Inc.	2,200	70,981
Hitachi Chemical Co., Ltd.	3,400	68,441
Hitachi Construction Machinery Co., Ltd.	3,500	91,233
Hitachi High-Technologies Corp.	2,200	43,223
Hitachi Ltd.*	145,000	444,109
Hitachi Metals Ltd.	5,000	47,611
Hokkaido Electric Power Co., Inc.	6,000	108,884
Hokuhoku Financial Group, Inc.	41,000	83,424
Hokuriku Electric Power Co.	6,100	132,736
Honda Motor Co., Ltd.	53,900	1,822,470
Hoya Corp.	13,500	357,895
IBIDEN Co., Ltd.	4,200	149,578
Idemitsu Kosan Co., Ltd.	700	40,543
IHI Corp.*	43,000	68,161
INPEX Corp.	27	202,648
Isetan Mitsukoshi Holdings Ltd.	12,120	109,218
Isuzu Motors Ltd.*	39,000	72,852
ITO EN Ltd.	2,200	32,995
Itochu Corp.	49,000	360,317
Itochu Techno-Solutions Corp.	800	21,409
J. Front Retailing Co., Ltd.	16,000	70,497
JAFCO Co., Ltd.	1,100	26,440
Japan Airlines Corp.*	30,000	21,577
Japan Petroleum Exploration Co., Ltd.	900	39,513
Japan Prime Realty Investment Corp. (REIT)	18	37,270
Japan Real Estate Investment Corp. (REIT)	15	110,102
Japan Retail Fund Investment Corp. (REIT)	11	49,235
Japan Steel Works Ltd.	11,000	138,323
Japan Tobacco, Inc.	147	496,001
JFE Holdings, Inc.	16,125	635,002
JGC Corp.	7,000	128,864
JS Group Corp.	8,148	140,190
JSR Corp.	5,800	117,571
JTEKT Corp.	6,200	79,229
Jupiter Telecommunications Co., Ltd.	79	78,267
Kajima Corp.	27,000	54,197
Kamigumi Co., Ltd.	9,000	65,397
Kaneka Corp.	10,000	63,441
Kansai Electric Power Co., Inc.	24,900	561,270
Kansai Paint Co., Ltd.	7,000	58,123
Kao Corp.	17,600	410,871
Kawasaki Heavy Industries Ltd.	46,000	115,954
Kawasaki Kisen Kaisha Ltd.*	19,000	53,840
KDDI Corp.	95	500,971
Keihin Electric Express Railway Co., Ltd.	14,000	102,550
Keio Corp.	19,000	114,468
Keisei Electric Railway Co., Ltd.	9,000	49,183
Keyence Corp.	1,370	282,441
Kikkoman Corp.	5,000	61,084
Kinden Corp.	4,000	33,688
Kintetsu Corp. (a)	52,900	175,179
Kirin Holdings Co., Ltd.	27,000	430,438
Kobe Steel Ltd.*	82,000	148,518
Koito Manufacturing Co., Ltd.	3,158	50,310
Komatsu Ltd.	31,000	646,288
Konami Corp.	3,000	53,500
Konica Minolta Holdings, Inc.	15,500	158,970
Kubota Corp.	36,000	331,050
Kuraray Co., Ltd.	11,500	134,613
Kurita Water Industries Ltd.	3,700	115,601
Kyocera Corp.	5,300	467,426
Kyowa Hakko Kirin Co., Ltd.	8,910	93,735
Kyushu Electric Power Co., Inc.	12,400	255,013
Lawson, Inc.	2,100	92,515
Mabuchi Motor Co., Ltd.	900	44,249
Makita Corp.	3,600	122,493
Marubeni Corp.	54,000	293,975
Marui Group Co., Ltd.	7,200	44,134
Maruichi Steel Tube Ltd.	1,000	19,976
Matsui Securities Co., Ltd.	3,900	27,119
Mazda Motor Corp.*	48,000	109,747
McDonald's Holdings Co. (Japan), Ltd.	2,200	41,985
Medipal Holdings Corp.	5,100	62,971
MEIJI Holdings Co., Ltd.*	2,200	82,757
Minebea Co., Ltd.	12,000	64,917
Mitsubishi Chemical Holdings Corp.	39,500	166,456
Mitsubishi Corp.	41,500	1,031,808
Mitsubishi Electric Corp.*	63,000	465,132
Mitsubishi Estate Co., Ltd.	39,000	618,597
Mitsubishi Gas Chemical Co., Inc.	13,000	65,289
Mitsubishi Heavy Industries Ltd.	100,000	351,164
Mitsubishi Logistics Corp.	4,000	46,814
Mitsubishi Materials Corp.*	35,000	85,703
Mitsubishi Motors Corp.*	116,000	159,843
Mitsubishi Rayon Co., Ltd.	17,000	68,018
Mitsubishi Tanabe Pharma Corp.	7,000	87,055
Mitsubishi UFJ Financial Group, Inc.	410,600	2,010,375
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,900	56,992
Mitsui & Co., Ltd.	56,600	801,292
Mitsui Chemicals, Inc.	19,000	48,859
Mitsui Engineering & Shipbuilding Co., Ltd.	24,000	57,399
Mitsui Fudosan Co., Ltd.	27,000	453,406
Mitsui Mining & Smelting Co., Ltd.*	19,000	49,172
Mitsui O.S.K Lines Ltd.	37,000	194,224
Mitsui Sumitomo Insurance Group Holdings, Inc.	13,778	349,680
Mitsumi Electric Co., Ltd.	2,700	47,510
Mizuho Financial Group, Inc.	445,773	797,631
Mizuho Securities Co., Ltd.	19,000	56,870
Mizuho Trust & Banking Co., Ltd.*	49,000	45,434
Murata Manufacturing Co., Ltd.	7,000	345,632
Namco Bandai Holdings, Inc.	6,450	61,371
NEC Corp.*	66,000	170,008
NGK Insulators Ltd.	8,000	174,072
NGK Spark Plug Co., Ltd.	5,000	56,290
NHK Spring Co., Ltd.	5,000	46,366
Nidec Corp.	3,600	331,020
Nikon Corp.	10,500	207,088
Nintendo Co., Ltd.	3,200	758,612
Nippon Building Fund, Inc. (REIT)	16	121,218
Nippon Electric Glass Co., Ltd.	11,000	150,061
Nippon Express Co., Ltd.	28,000	114,526
Nippon Meat Packers, Inc.	6,000	68,939
Nippon Mining Holdings, Inc.	28,500	122,016
Nippon Oil Corp.	41,000	189,822
Nippon Paper Group, Inc.	2,900	74,009
Nippon Sheet Glass Co., Ltd.	21,000	60,070
Nippon Steel Corp.	166,000	671,126
Nippon Telegraph & Telephone Corp.	16,938	666,257
Nippon Yusen Kabushiki Kaisha	37,000	113,206
NIPPONKOA Insurance Co., Ltd.	21,000	118,776
Nishi-Nippon City Bank Ltd.	22,000	53,743
Nissan Chemical Industries Ltd.	5,000	71,201
Nissan Motor Co., Ltd.*	81,100	708,814
Nissay Dowa General Insurance Co., Ltd.	6,000	28,593
Nissha Printing Co., Ltd.	881	43,332
Nisshin Seifun Group, Inc.	6,000	80,588
Nisshin Steel Co., Ltd.	22,000	38,903
Nisshinbo Holdings, Inc.	4,000	36,623
Nissin Foods Holdings Co., Ltd.	2,300	74,936
Nitori Co., Ltd.	1,200	89,290
Nitto Denko Corp.	5,400	192,433
NOK Corp.	3,300	45,541
Nomura Holdings, Inc.	116,400	857,818
Nomura Real Estate Holdings, Inc.	3,100	45,772
Nomura Real Estate Office Fund, Inc. (REIT)	9	48,786
Nomura Research Institute Ltd.	3,300	64,637
NSK Ltd.	15,000	110,090
NTN Corp.	15,000	67,380
NTT Data Corp.	42	129,702
NTT DoCoMo, Inc.	504	702,082
NTT Urban Development Corp.	39	25,859
Obayashi Corp.	21,000	71,469
OBIC Co., Ltd.	200	32,628
Odakyu Electric Railway Co., Ltd.	19,000	145,600
Oji Paper Co., Ltd.	28,000	116,628
Olympus Corp.	7,000	224,920
Omron Corp.	6,400	114,170
Ono Pharmaceutical Co., Ltd.	2,700	115,365
Oracle Corp.	1,300	53,856
Oriental Land Co., Ltd.	1,600	105,059
ORIX Corp.	3,400	231,219
Osaka Gas Co., Ltd.	64,000	215,625
Otsuka Corp.	500	24,789
Panasonic Corp.	63,914	914,007
Panasonic Electric Works Co., Ltd.	12,000	144,261
Rakuten, Inc.	236	179,384
Resona Holdings, Inc.	15,900	160,556
Ricoh Co., Ltd.	22,000	310,289
Rinnai Corp.	1,200	57,714
ROHM Co., Ltd.	3,200	207,803
Sankyo Co., Ltd.	1,700	84,684
Santen Pharmaceutical Co., Ltd.	2,400	76,740
Sanyo Electric Co., Ltd.* (a)	56,000	102,805
Sapporo Hokuyo Holdings, Inc.	10,900	39,432
Sapporo Holdings Ltd.	8,000	43,575
SBI Holdings, Inc.	547	97,220
Secom Co., Ltd.	6,900	326,370
Sega Sammy Holdings, Inc.	6,800	81,043
Seiko Epson Corp.	4,600	73,804
Sekisui Chemical Co., Ltd.	14,000	86,563
Sekisui House Ltd.	18,000	161,446
Senshu Ikeda Holdings, Inc.*	15,616	56,797
Seven & I Holdings Co., Ltd.	25,100	509,457
Seven Bank Ltd.	18	35,750
Sharp Corp.	33,000	415,244
Shikoku Electric Power Co., Inc.	6,000	154,766
Shimadzu Corp.	8,000	53,037
Shimamura Co., Ltd.	700	66,591
Shimano, Inc.	2,200	88,053
Shimizu Corp.	18,000	64,527
Shin-Etsu Chemical Co., Ltd.	13,400	755,298
Shinko Electric Industries Co., Ltd.	2,200	31,706
Shinsei Bank Ltd.*	30,000	32,513
Shionogi & Co., Ltd.	9,700	209,778
Shiseido Co., Ltd.	11,400	218,500
Showa Denko KK	45,000	89,742
Showa Shell Sekiyu KK	6,200	50,445
SMC Corp.	1,800	203,452
Softbank Corp.	24,700	577,308
Sojitz Corp.	42,200	79,271
Sompo Japan Insurance, Inc.	29,000	184,552
Sony Corp.	32,700	947,858
Sony Financial Holdings, Inc.	27	70,419
Square Enix Holdings Co., Ltd.	2,100	44,054
Stanley Electric Co., Ltd.	4,600	92,505
Sumco Corp.	3,800	66,839
Sumitomo Chemical Co., Ltd.	52,000	226,962
Sumitomo Corp.	36,700	369,388
Sumitomo Electric Industries Ltd.	24,600	304,911
Sumitomo Heavy Industries Ltd.*	18,000	90,850
Sumitomo Metal Industries Ltd.	110,000	293,268
Sumitomo Metal Mining Co., Ltd.	17,000	250,605
Sumitomo Mitsui Financial Group, Inc.	29,896	852,323
Sumitomo Realty & Development Co., Ltd.	13,000	243,821
Sumitomo Rubber Industries Ltd.	5,400	46,485
Sumitomo Trust & Banking Co., Ltd.	46,000	223,625
Suzuken Co., Ltd.	2,300	75,317
Suzuki Motor Corp.	11,600	284,840
Sysmex Corp.	1,082	56,474
T&D Holdings, Inc.	9,200	187,509
Taiheiyo Cement Corp.*	29,000	33,000
Taisei Corp.	35,000	59,921
Taisho Pharmaceutical Co., Ltd.	4,000	68,437
Taiyo Nippon Sanso Corp.	9,000	95,455
Takashimaya Co., Ltd.	10,000	63,245
Takeda Pharmaceutical Co., Ltd.	24,500	1,005,864
TDK Corp.	3,800	231,710
Teijin Ltd.	30,000	96,427
Terumo Corp.	5,500	329,151
The 77 Bank Ltd.	11,000	58,212
The Bank of Kyoto Ltd.	10,000	80,700
The Bank of Yokohama Ltd.	40,000	181,146
The Chiba Bank Ltd.	25,000	149,190
The Chugoku Bank Ltd.	6,000	74,001
The Furukawa Electric Co., Ltd.	21,000	87,395
The Gunma Bank Ltd.	13,000	66,010
The Hachijuni Bank Ltd.	13,258	77,127
The Hiroshima Bank Ltd.	16,000	61,316
The Iyo Bank Ltd.	8,000	64,755
The Joyo Bank Ltd.	21,000	83,852
The Shizuoka Bank Ltd.	20,000	173,320
The Suruga Bank Ltd.	7,000	60,718
THK Co., Ltd.	3,900	68,890
Tobu Railway Co., Ltd.	26,000	135,528
Toho Co., Ltd.	3,600	58,330
Toho Gas Co., Ltd.	15,000	79,553
Tohoku Electric Power Co., Inc.	14,000	276,727
Tokio Marine Holdings, Inc.	23,700	643,299
Tokuyama Corp.	10,000	55,725
Tokyo Electric Power Co., Inc.	39,600	992,600
Tokyo Electron Ltd.	5,600	358,081
Tokyo Gas Co., Ltd.	76,000	302,970
Tokyo Steel Manufacturing Co., Ltd.	3,300	37,126
Tokyo Tatemono Co., Ltd.	9,000	34,199
Tokyu Corp.	37,000	147,258
Tokyu Land Corp.	16,000	58,733
TonenGeneral Sekiyu KK	9,000	74,994
Toppan Printing Co., Ltd.	18,000	145,621
Toray Industries, Inc.	43,000	231,691
Toshiba Corp.*	131,000	722,460
Tosoh Corp.	15,000	41,282
TOTO Ltd.	8,000	50,610
Toyo Seikan Kaisha Ltd.	5,000	75,659
Toyo Suisan Kaisha Ltd.	3,000	68,767
Toyoda Gosei Co., Ltd.	2,100	63,198
Toyota Boshoku Corp.	2,200	48,876
Toyota Industries Corp.	5,900	175,171
Toyota Motor Corp.	95,700	4,020,918
Toyota Tsusho Corp.	6,900	101,751
Trend Micro, Inc.	3,400	129,216
Tsumura & Co.	2,000	64,416
Ube Industries Ltd.	33,000	90,357
Unicharm Corp.	1,400	131,063
UNY Co., Ltd.	6,400	44,725
Ushio, Inc.	3,400	56,602
USS Co., Ltd.	800	48,580
West Japan Railway Co.	56	187,449
Yahoo! Japan Corp.	460	137,507
Yakult Honsha Co., Ltd.	3,000	90,323
Yamada Denki Co., Ltd.	2,860	192,190
Yamaguchi Financial Group, Inc.	7,000	64,778
Yamaha Corp.	5,000	59,483
Yamaha Motor Co., Ltd.*	7,400	92,928
Yamato Holdings Co., Ltd.	12,700	175,602
Yamato Kogyo Co., Ltd.	1,400	45,295
Yamazaki Baking Co., Ltd.	4,000	47,342
Yaskawa Electric Corp.	8,000	66,626
Yokogawa Electric Corp.	7,400	64,751
(Cost $64,480,836)		68,867,265
Luxembourg 0.6%
ArcelorMittal	28,026	1,271,117
Millicom International Cellular SA (SDR)	2,467	182,921
SES (FDR)	9,043	202,774
Tenaris SA (d)	15,400	329,263
(Cost $1,442,276)		1,986,075
Macau 0.0%
Sands China Ltd.* (Cost $86,322)	65,619	80,062
Malta 0.0%
BGP Holdings PLC* (Cost $0)	328,818	0
Mexico 0.0%
Fresnillo PLC (Cost $67,286)	5,844	73,673
Netherlands 4.6%
Aegon NV*	51,113	325,736
Akzo Nobel NV	7,598	500,805
ASML Holding NV	13,955	474,651
Corio NV (REIT)	1,739	118,770
European Aeronautic Defence & Space Co.	13,289	265,456
Fugro NV (CVA)	2,236	127,691
Heineken Holding NV	3,501	146,681
Heineken NV	8,021	380,063
ING Groep NV (CVA)*	117,189	1,132,887
James Hardie Industries NV*	14,113	106,411
Koninklijke (Royal) KPN NV	54,681	927,484
Koninklijke (Royal) Philips Electronics NV	31,653	937,246
Koninklijke Ahold NV	38,903	516,125
Koninklijke Boskalis Westminster NV	1,893	72,900
Koninklijke DSM NV	5,037	246,971
Koninklijke Vopak NV	1,024	80,902
QIAGEN NV*	7,204	160,925
Randstad Holding NV*	3,337	164,995
Reed Elsevier NV	23,650	290,186
Royal Dutch Shell PLC "A"	115,711	3,493,625
Royal Dutch Shell PLC "B"	87,972	2,563,516
SBM Offshore NV	5,338	104,449
TNT NV	12,054	368,959
Unilever NV (CVA)	53,195	1,733,372
Wolters Kluwer NV	9,093	199,302
(Cost $12,566,788)		15,440,108
New Zealand 0.1%
Auckland International Airport Ltd.	26,139	38,216
Contact Energy Ltd.*	10,746	47,850
Fletcher Building Ltd.	19,694	113,659
Sky City Entertainment Group Ltd.	17,085	40,788
Telecom Corp. of New Zealand Ltd.	63,154	114,332
(Cost $267,628)		354,845
Norway 0.7%
DnB NOR ASA*	28,927	314,020
Norsk Hydro ASA*	22,400	186,207
Orkla ASA	25,120	245,102
Renewable Energy Corp. ASA*	10,736	82,135
Statoil ASA	36,617	913,366
Telenor ASA*	27,000	378,722
Yara International ASA	6,200	280,734
(Cost $1,055,429)		2,400,286
Portugal 0.3%
Banco Comercial Portugues SA (Registered)	76,512	91,829
Banco Espirito Santo SA (Registered)	17,119	111,271
Brisa Auto-Estradas de Portugal SA	5,896	60,245
CIMPOR — Cimentos de Portugal, SGPS, SA	7,704	70,987
EDP — Energias de Portugal SA	56,695	250,932
Galp Energia, SGPS, SA "B"	5,026	86,521
Jeronimo Martins, SGPS, SA	7,291	72,521
Portugal Telecom, SGPS, SA (Registered)	19,000	230,973
(Cost $760,047)		975,279
Singapore 1.4%
Ascendas Real Estate Investment Trust (REIT)	48,200	75,483
CapitaLand Ltd.	83,125	246,214
CapitaMall Trust (REIT)	71,870	91,132
CapitaMalls Asia Ltd.*	44,360	80,204
City Developments Ltd.	16,000	130,517
ComfortDelGro Corp., Ltd.	61,000	70,932
Cosco Corp., (Singapore) Ltd.	33,000	27,711
DBS Group Holdings Ltd.	56,272	611,839
Fraser & Neave Ltd.	31,488	93,571
Golden Agri-Resources Ltd.	215,373	77,545
Jardine Cycle & Carriage Ltd.	4,604	87,855
Keppel Corp., Ltd.	41,500	241,476
Neptune Orient Lines Ltd.	26,000	30,268
Olam International Ltd.	38,898	72,847
Oversea-Chinese Banking Corp., Ltd.	82,960	534,024
SembCorp Industries Ltd.	33,449	87,356
SembCorp Marine Ltd.	26,600	69,318
Singapore Airlines Ltd.	17,670	186,568
Singapore Exchange Ltd.	28,000	165,053
Singapore Press Holdings Ltd.	51,758	134,514
Singapore Technologies Engineering Ltd.	44,000	101,141
Singapore Telecommunications Ltd.	260,301	573,228
StarHub Ltd.	20,000	30,463
United Overseas Bank Ltd.	39,448	548,979
UOL Group Ltd.	16,544	47,471
Wilmar International Ltd.	41,000	186,070
Yangzijiang Shipbuilding Holdings Ltd.	53,569	45,796
(Cost $2,787,773)		4,647,575
Spain 4.5%
Abertis Infraestructuras SA	9,192	207,419
Acciona SA	796	103,386
Acerinox SA	4,586	94,863
ACS, Actividades de Construccion y Servicios SA	4,686	232,978
Banco Bilbao Vizcaya Argentaria SA	116,214	2,105,140
Banco de Sabadell SA	29,076	161,501
Banco de Valencia SA	6,924	52,700
Banco Popular Espanol SA	28,694	209,496
Banco Santander SA	266,202	4,373,670
Bankinter SA	9,353	95,067
Criteria Caixacorp SA	26,933	127,274
EDP Renovaveis SA*	7,120	67,306
Enagas	5,709	126,354
Ferrovial SA	13,794	161,092
Fomento de Construcciones y Contratas SA	1,296	54,358
Gamesa Corp. Tecnologica SA	6,073	101,805
Gas Natural SDG SA	7,307	157,289
Gestevision Telecinco SA	3,125	45,613
Grifols SA	4,444	77,439
Iberdrola Renovables SA	28,188	134,297
Iberdrola SA	120,030	1,142,619
Iberia Lineas Aereas de Espana SA*	15,548	42,131
Indra Sistemas SA	3,035	71,396
Industria de Diseno Textil SA	7,122	441,305
Mapfre SA	24,195	101,095
Mapfre SA*	487	2,043
Red Electrica Corporacion SA	3,554	196,969
Repsol YPF SA	23,882	637,627
Sacyr Vallehermoso SA*	2,846	32,445
Telefonica SA	138,236	3,852,852
Zardoya Otis SA	4,518	88,072
(Cost $9,321,523)		15,297,601
Sweden 2.4%
Alfa Laval AB (a)	11,003	151,456
Assa Abloy AB "B"	10,187	195,072
Atlas Copco AB "A"	21,838	319,136
Atlas Copco AB "B"	12,680	164,485
Electrolux AB "B"*	7,830	183,779
Getinge AB "B"	6,728	127,679
Hennes & Mauritz AB "B"	16,689	923,526
Holmen AB "B"	1,734	44,229
Husqvarna AB "B"*	13,298	98,174
Investor AB "B"	14,924	275,885
Lundin Petroleum AB*	7,230	56,889
Nordea Bank AB	105,413	1,067,862
Sandvik AB	32,898	394,332
Scania AB "B"	10,427	133,734
Securitas AB "B"	10,591	103,364
Skandinaviska Enskilda Banken AB "A"*	49,551	304,635
Skanska AB "B"	12,996	221,148
SKF AB "B"	12,763	219,217
SSAB AB "A"	5,899	99,731
SSAB AB "B"	2,721	42,060
Svenska Cellulosa AB "B"	18,621	248,736
Svenska Handelsbanken AB "A"	15,963	456,534
Swedbank AB "A"*	19,921	198,168
Swedish Match AB	8,221	179,712
Tele2 AB "B"	9,663	148,036
Telefonaktiebolaget LM Ericsson "B"	97,418	896,034
TeliaSonera AB	73,298	529,189
Volvo AB "A"	14,353	121,501
Volvo AB "B"	35,495	302,407
(Cost $4,703,293)		8,206,710
Switzerland 8.0%
ABB Ltd. (Registered)*	72,114	1,379,208
Actelion Ltd. (Registered)*	3,261	174,167
Adecco SA (Registered)	4,019	221,885
Aryzta AG	2,649	98,805
Baloise Holding AG (Registered)	1,644	136,940
BKW FMB Energie AG	431	33,514
Compagnie Financiere Richemont SA "A"	17,059	570,813
Credit Suisse Group AG (Registered)	36,710	1,808,009
GAM Holding Ltd.	6,990	85,057
Geberit AG (Registered)	1,269	224,786
Givaudan SA (Registered)*	252	200,554
Holcim Ltd. (Registered)	8,007	620,673
Julius Baer Group Ltd.	6,749	235,713
Kuehne & Nagel International AG (Registered)	1,756	169,867
Lindt & Spruengli AG	28	60,141
Lindt & Spruengli AG (Registered)	4	98,296
Logitech International SA (Registered)*	5,943	102,237
Lonza Group AG (Registered)	1,455	102,041
Nestle SA (Registered)	113,219	5,500,496
Nobel Biocare Holding AG (Registered)	4,034	135,009
Novartis AG (Registered)	68,876	3,752,518
Pargesa Holding SA (Bearer)	884	77,415
Roche Holding AG (Genusschein)	22,932	3,901,104
Schindler Holding AG	1,583	121,442
Schindler Holding AG (Registered)	700	53,069
SGS SA (Registered)*	179	233,084
Sonova Holding AG (Registered)	1,512	182,830
STMicroelectronics NV	22,316	202,350
Straumann Holding AG (Registered)	254	71,595
Swatch Group AG (Bearer)	1,005	252,959
Swatch Group AG (Registered)	1,409	67,371
Swiss Life Holding AG (Registered)*	941	119,196
Swiss Reinsurance Co., Ltd. (Registered)	11,270	539,955
Swisscom AG (Registered)	762	290,588
Syngenta AG (Registered)	3,072	860,827
Synthes, Inc.	1,961	256,829
UBS AG (Registered)*	116,145	1,784,210
Xstrata PLC*	62,226	1,096,031
Zurich Financial Services AG	4,807	1,045,170
(Cost $16,693,186)		26,866,754
United Kingdom 18.9%
3i Group PLC	30,807	139,265
Admiral Group PLC	6,073	115,849
AMEC PLC	10,802	137,118
Anglo American PLC*	43,032	1,862,375
Antofagasta PLC	13,183	209,029
Associated British Foods PLC	11,446	151,896
AstraZeneca PLC	47,294	2,222,208
Autonomy Corp. PLC*	7,033	171,479
Aviva PLC	89,529	567,012
BAE Systems PLC	115,478	665,480
Balfour Beatty PLC	22,297	92,655
Barclays PLC	372,398	1,641,038
BG Group PLC	109,677	1,964,072
BHP Billiton PLC	72,040	2,301,154
BP PLC	611,758	5,916,424
British Airways PLC* (a)	17,946	53,537
British American Tobacco PLC	65,211	2,115,484
British Land Co. PLC (REIT)	27,993	214,578
British Sky Broadcasting Group PLC	37,212	335,213
BT Group PLC	252,990	547,780
Bunzl PLC	10,766	116,714
Burberry Group PLC	14,663	140,584
Cable & Wireless PLC	83,728	189,096
Cadbury PLC	44,627	574,269
Cairn Energy PLC*	45,480	242,371
Capita Group PLC	20,415	246,242
Carnival PLC*	5,329	181,978
Carphone Warehouse Group PLC	13,880	41,839
Centrica PLC	167,280	755,493
Cobham PLC	37,956	152,996
Compass Group PLC	60,429	431,599
Diageo PLC	81,387	1,419,338
Drax Group PLC	11,388	76,233
Eurasian Natural Resources Corp. (e)	8,400	123,894
FirstGroup PLC	15,714	107,202
G4S PLC	40,381	168,764
GlaxoSmithKline PLC	169,350	3,587,369
Hammerson PLC (REIT)	22,694	154,113
Home Retail Group PLC	28,789	131,232
HSBC Holdings PLC	565,916	6,458,421
ICAP PLC	16,991	117,749
Imperial Tobacco Group PLC	33,191	1,046,021
Inmarsat PLC	14,252	158,419
InterContinental Hotels Group PLC	8,429	120,621
International Power PLC	49,659	245,703
Invensys PLC	26,679	127,821
Investec PLC	13,779	94,456
J Sainsbury PLC	39,155	203,584
Johnson Matthey PLC	7,014	173,244
Kazakhmys PLC*	7,132	149,224
Kingfisher PLC	77,037	282,394
Land Securities Group PLC (REIT)	24,654	270,189
Legal & General Group PLC	191,234	246,105
Liberty International PLC (REIT)	16,208	133,480
Lloyds Banking Group PLC	1,210,043	971,415
London Stock Exchange Group PLC	5,196	60,118
Lonmin PLC*	5,037	156,378
Man Group PLC	55,861	274,784
Marks & Spencer Group PLC	51,525	334,261
National Grid PLC	80,317	877,953
Next PLC	6,430	214,375
Old Mutual PLC*	171,616	299,671
Pearson PLC	26,469	380,509
Petrofac Ltd.	6,580	109,568
Prudential PLC	82,379	839,200
Reckitt Benckiser Group PLC	19,894	1,077,814
Reed Elsevier PLC	39,600	325,186
Rexam PLC	28,455	132,947
Rio Tinto PLC	44,754	2,412,078
Rolls-Royce Group PLC*	60,490	472,055
Royal Bank of Scotland Group PLC*	557,317	261,407
RSA Insurance Group PLC	112,216	218,337
SABMiller PLC	30,806	903,371
Schroders PLC	3,819	81,519
Scottish & Southern Energy PLC	30,057	561,684
Segro PLC (REIT)	23,939	132,141
Serco Group PLC	16,202	137,744
Severn Trent PLC	7,488	130,804
Shire PLC	18,279	357,460
Smith & Nephew PLC	28,841	296,143
Smiths Group PLC	12,688	207,608
Standard Chartered PLC	65,603	1,642,869
Standard Life PLC	72,081	250,121
Tesco PLC	258,974	1,779,362
The Sage Group PLC	43,321	153,801
Thomas Cook Group PLC	28,002	103,994
Tomkins PLC	28,347	87,515
Tui Travel PLC	18,245	75,093
Tullow Oil PLC	26,194	546,248
Unilever PLC	41,910	1,341,505
United Utilities Group PLC	22,254	177,066
Vedanta Resources PLC	4,451	183,964
Vodafone Group PLC	1,716,246	3,974,312
Whitbread PLC	5,725	128,756
William Morrison Supermarkets PLC	68,605	305,860
Wolseley PLC*	9,262	185,287
WPP PLC	40,978	400,146
(Cost $53,838,235)		63,654,832
Total Common Stocks (Cost $256,447,570)		330,141,033

Preferred Stocks 0.3%
Germany
Bayerische Motoren Werke (BMW) AG	1,705	56,081
Fresenius SE	2,627	187,744
Henkel AG & Co. KGaA	5,823	303,161
Porsche Automobil Holding SE	2,854	179,259
RWE AG	1,277	113,937
Volkswagen AG	3,403	319,881
Total Preferred Stocks (Cost $821,108)		1,160,063

Warrants 0.0%
France 0.0%
Fonciere des Regions, Expiration Date 12/31/2010* (Cost $0)	758	640
Italy 0.0%
Mediobanca SpA, Expiration Date 3/18/2011* (Cost $0)	15,258	10,653
Japan 0.0%
Dowa Holdings Co., Ltd., Expiration Date 1/29/2010* (Cost $0)	9,000	2,479
Singapore 0.0%
Golden Agri-Resources Ltd., Expiration Date 7/23/2012* (Cost $0)	12,518	1,579
Total Warrants (Cost $0)		15,351

Rights 0.0%
Belgium
Fortis, Expiration Date 7/4/2014* (Cost $0)	80,556	0

Securities Lending Collateral 0.3%
Daily Assets Fund Institutional, 0.17% (f) (g) (Cost $919,368)	919,368	919,368

Cash Equivalents 0.4%
Central Cash Management Fund, 0.14% (f) (Cost $1,191,126)	1,191,126	1,191,126
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $259,379,172)+	99.2	333,426,941
Other Assets and Liabilities, Net	0.8	2,694,059
Net Assets	100.0	336,121,000
* Non-income producing security.
+ The cost for federal income tax purposes was $267,667,555. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $65,759,386. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $103,184,222 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $37,424,836.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $863,007, which is 0.3% of net assets.
(b) Affiliated issuer. This security is owned in proportion with its representation in the index.
(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(d) Security is listed in country of domicile. Significant business activities of company are in Argentina.
(e) Security is listed in country of domicile. Significant business activities of company are in Kazakhstan.
(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

FDR: Fiduciary Depositary Receipt

PPS: Price Protected Shares

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

VVPR: Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

At December 31, 2009, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
ASX SPI 200 Index	AUD	3/18/2010	5	547,820	25,151
DJ Euro Stoxx 50 Index	EUR	3/19/2010	40	1,704,204	47,660
FTSE 100 Index	GBP	3/19/2010	14	1,212,386	22,088
Hang Seng Index	HKD	1/28/2010	1	141,389	2,444
TOPIX Index	JPY	3/12/2010	13	1,262,522	3,157
Total unrealized appreciation					100,500

At December 31, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	834,103	USD	1,200,000	3/17/2010	4,418	HSBC Bank USA
JPY	37,536,238	USD	410,000	3/17/2010	6,810	UBS AG
JPY	22,409,275	USD	250,000	3/17/2010	9,389	Royal Bank of Scotland PLC
Total unrealized appreciation					20,617
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	98,000	HKD	759,017	3/17/2010	(105)	UBS AG
USD	48,000	GBP	29,551	3/17/2010	(293)	Royal Bank of Scotland PLC
AUD	250,006	USD	220,000	3/17/2010	(2,772)	UBS AG
USD	405,000	AUD	445,827	3/17/2010	(4,536)	Royal Bank of Scotland PLC
USD	1,852,000	EUR	1,255,647	3/17/2010	(51,968)	Citigroup, Inc.
USD	2,109,000	JPY	186,109,548	3/17/2010	(109,931)	Citigroup, Inc.
Total unrealized depreciation					(169,605)
Currency Abbreviations
AUD Australian Dollar EUR Euro GBP British Pound HKD Hong Kong Dollar JPY Japanese Yen USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stock and/or Other Equity Investments
Australia	$ —	$ 27,699,278	$ —	$ 27,699,278
Austria	—	1,057,225	—	1,057,225
Belgium	0	3,216,482	—	3,216,482
Bermuda	—	230,507	—	230,507
Channel Islands	—	345,642	—	345,642
Cyprus	—	130,334	—	130,334
Denmark	—	2,881,779	—	2,881,779
Finland	—	3,730,068	—	3,730,068
France	640	34,594,218	—	34,594,858
Germany	—	26,724,988	—	26,724,988
Greece	—	1,544,337	—	1,544,337
Hong Kong	—	7,906,700	—	7,906,700
Ireland	—	1,228,391	0	1,228,391
Italy	—	11,160,082	10,653	11,170,735
Japan	—	68,867,265	2,479	68,869,744
Luxembourg	—	1,986,075	—	1,986,075
Macau	—	80,062	—	80,062
Malta	—	0	—	0
Mexico	—	73,673	—	73,673
Netherlands	—	15,440,108	—	15,440,108
New Zealand	—	354,845	—	354,845
Norway	—	2,400,286	—	2,400,286
Portugal	—	975,279	—	975,279
Singapore	—	4,647,575	1,579	4,649,154
Spain	—	15,297,601	—	15,297,601
Sweden	—	8,206,710	—	8,206,710
Switzerland	—	26,866,754	—	26,866,754
United Kingdom	—	63,654,832	—	63,654,832
Short Term Investments (h)	2,110,494	—	—	2,110,494
Derivatives (i)	100,500	20,617	—	121,117
Total	$ 2,211,634	$ 331,321,713	$ 14,711	$ 333,548,058
Liabilities
Derivatives (i)	$ —	$ (169,605)	$ —	$ (169,605)
Total	$ —	$ (169,605)	$ —	$ (169,605)
(h) See Investment Portfolio for additional detailed categorizations.
(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining the value:

	Common Stock and/or Other Equity Investments
	Australia	Ireland	Italy
Balance as of December 31, 2008	$ 367,645	$ —	$ —
Total realized gain (loss)	3,158	—	—
Change in unrealized appreciation (depreciation)	171,594	(6,427)	10,653
Amortization premium/discount	—	—	—
Net purchases (sales)	57,312	—	0
Net transfers in (out) of Level 3	(599,709)	6,427	—
Balance as of December 31, 2009	$ —	$ 0	$ 10,653
Net change in unrealized appreciation (depreciation) from investments still held at December 31, 2009	$ —	$ (6,427)	$ 10,653
	Common Stock and/or Other Equity Investments		Total
	Japan	Singapore
Balance as of December 31, 2008	$ 1,287	$ —	$ 368,932
Total realized gain (loss)	—	—	3,158
Change in unrealized appreciation (depreciation)	1,192	1,579	178,591
Amortization premium/discount	—	—	—
Net purchases (sales)	—	0	57,312
Net transfers in (out) of Level 3	—	—	(593,282)
Balance as of December 31, 2009	$ 2,479	$ 1,579	$ 14,711
Net change in unrealized appreciation (depreciation) from investments still held at December 31, 2009	$ 1,192	$ 1,579	$ 6,997

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $257,268,678) — including $863,007 of securities loaned	$ 331,316,447
Investment in Daily Assets Fund Institutional (cost $919,368)*	919,368
Investment in Central Cash Management Fund (cost $1,191,126)	1,191,126
Total investments, at value (cost $259,379,172)	333,426,941
Cash	10,000
Foreign currency, at value (cost $1,321,082)	1,301,772
Deposits with broker for open futures contracts	1,693,481
Receivable for Fund shares sold	409,951
Receivable for investments sold	6,101
Dividends receivable	331,109
Interest receivable	7,041
Receivable for variation margin on open futures contracts	100,500
Unrealized appreciation on open forward currency exchange contracts	20,617
Foreign taxes recoverable	241,802
Other assets	20,666
Total assets	337,569,981
Liabilities
Payable upon return of securities loaned	919,368
Payable for Fund shares redeemed	162,563
Unrealized depreciation on open forward currency exchange contracts	169,605
Accrued management fee	71,376
Other accrued expenses and payables	126,069
Total liabilities	1,448,981
Net assets, at value	$ 336,121,000

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2009 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(682,841)
Net unrealized appreciation (depreciation) on: Investments	74,047,769
Futures	100,500
Foreign currency	(160,898)
Accumulated net realized gain (loss)	(66,448,963)
Paid-in capital	329,265,433
Net assets, at value	$ 336,121,000
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($336,121,000 ÷ 27,686,555 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.14
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Dividends (net of foreign taxes withheld of $763,041)	8,302,695
Income distributions — affiliated cash management vehicles	12,342
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	299,079
Other income	689
Total Income	8,614,805
Expenses: Management fee	687,364
Administration fee	274,945
Services to shareholders	74,096
Custodian fee	172,552
Trustees' fees and expenses	6,450
Professional fees	93,664
Reports to shareholders	41,680
Registration fees	28,866
Other	54,207
Total expenses	1,433,824
Net investment income	7,180,981
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(14,043,515)
Futures	1,290,047
Foreign currency	848,781
(11,904,687)
Change in net unrealized appreciation (depreciation) on: Investments	77,056,945
Futures	(54,068)
Foreign currency	(216,723)
76,786,154
Net gain (loss)	64,881,467
Net increase (decrease) in net assets resulting from operations	$ 72,062,448

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 7,180,981	$ 12,600,787
Net realized gain (loss)	(11,904,687)	(35,293,753)
Change in net unrealized appreciation (depreciation)	76,786,154	(192,644,057)
Net increase (decrease) in net assets resulting from operations	72,062,448	(215,337,023)
Distributions to shareholders from: Net investment income	(8,074,228)	(9,427,064)
Fund share transactions: Proceeds from shares sold	73,281,326	129,403,355
Reinvestment of distributions	7,601,266	8,598,551
Cost of shares redeemed	(63,405,489)	(133,897,460)
Redemption fees	4,297	2,955
Net increase (decrease) in net assets from Fund share transactions	17,481,400	4,107,401
Increase (decrease) in net assets	81,469,620	(220,656,686)
Net assets at beginning of period	254,651,380	475,308,066
Net assets at end of period (including accumulated distributions in excess of net investment income of $682,841 and $884,771, respectively)	$ 336,121,000	$ 254,651,380

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.64	$ 17.39	$ 16.17	$ 13.15	$ 11.89
Income (loss) from investment operations: Net investment income (loss)[a]	.27	.45	.42	.35	.29
Net realized and unrealized gain (loss)	2.53	(7.84)	1.30	3.03	1.33
Total from investment operations	2.80	(7.39)	1.72	3.38	1.62
Less distributions from: Net investment income	(.30)	(.36)	(.50)	(.36)	(.33)
Tax return of capital	—	—	—	—	(.03)
Total distributions	(.30)	(.36)	(.50)	(.36)	(.36)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 12.14	$ 9.64	$ 17.39	$ 16.17	$ 13.15
Total Return (%)	29.27	(42.46)	10.71	25.69[b]	13.57[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	336	255	475	400	309
Ratio of expenses before expense reductions (%)	.52	.52	.47	.55	.56
Ratio of expenses after expense reductions (%)	.52	.52	.47	.45	.40
Ratio of net investment income (loss) (%)	2.61	3.18	2.40	2.40	2.35
Portfolio turnover rate (%)	9	16	7	8[c]	16
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] On January 13, 2006, the DWS EAFE® Equity Index Portfolio was closed. This ratio includes the purchases and sales of portfolio securities of the DWS EAFE® Equity Index Fund as a stand-alone fund in addition to the DWS EAFE® Equity Index Portfolio.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS EAFE® Equity Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchange and the close of the New York Stock exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts in circumstances where portfolio management believes they offer an economic means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2009, the Fund invested in futures contracts with a total notional value ranging from approximately $3,601,000 to $8,845,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2009 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2009, the Fund invested in forward currency contracts with a total notional value ranging from approximately $5,581,000 to $7,862,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2009 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 20,617	$ —	$ 20,617
Equity Contracts (b)	—	100,500	100,500
	$ 20,617	$ 100,500	$ 121,117

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on open forward foreign currency exchange contracts
(b) Net unrealized appreciation (depreciation) on futures. Asset of receivable for variation margin on open futures contracts reflects unsettled variation margin.
Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 169,605

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period ended December 31, 2009 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 559,735	$ —	$ 559,735
Equity Contracts (b)	—	1,290,047	1,290,047
	$ 559,735	$ 1,290,047	$ 1,849,782

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (251,309)	$ —	$ (251,309)
Equity Contracts (b)	—	(54,068)	(54,068)
	$ (251,309)	$ (54,068)	$ (305,377)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on futures

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $58,522,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2010 ($14,930,000), December 31, 2011 ($145,000), December 31, 2016 ($10,353,000) and December 31, 2017 ($33,094,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code. During the year ended December 31, 2009, the Fund lost, through expiration, $14,050,000 of prior year capital loss carryforward.

In addition, from November 1, 2009 through December 31, 2009, the Fund incurred approximately $1,815,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies, foreign denominated investments, investments in futures, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 1,345,859
Capital loss carryforwards	$ (58,522,000)
Net unrealized appreciation (depreciation) on investments	$ 65,759,386

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2009	2008
Distributions from ordinary income	$ 8,074,228	$ 9,427,064

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments), aggregated $44,335,419 and $22,768,384, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor.

Northern Trust Investments, N.A. ("NTI") serves as sub-advisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2009, the Administration Fee was $274,945, of which $28,550 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC compensates DST out of the shareholder servicing fee it receives from the Fund. DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. For the year ended December 31, 2009, the amount charged to the Fund by DISC aggregated $71,055, of which $14,074 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,021, of which $9,227 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold	7,122,772	$ 73,281,326	9,301,915	$ 129,403,355
Shares issued to shareholders in reinvestment of distributions	666,006	$ 7,601,266	897,084	$ 8,598,551
Shares redeemed	(6,530,985)	$ (63,405,489)	(11,107,754)	$ (133,897,460)
Redemption fees		$ 4,297		$ 2,955
Net increase (decrease)	1,257,793	$ 17,481,400	(908,755)	$ 4,107,401

F. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2009, one shareholder held approximately 22% and one affiliated shareholder held approximately 16% of the outstanding shares of the Fund.

G. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 24, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS EAFE® Equity Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS EAFE® Equity Index Fund (the "Fund") at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $552,000 and earned $7,686,000 of foreign source income during the year ended December 31, 2009. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.28 per share as income earned from foreign sources for the year ended December 31, 2009.

For federal income tax purposes, the Fund designates $9,972,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Northern Trust Investments, N.A. ("NTI") in September 2009.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS and NTI to attract and retain high-quality personnel, and the organizational depth and stability of DWS and NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Institutional Class shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board also reviewed data comparing the Fund's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DWS pays NTI's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and NTI and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and NTI related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[7] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[7] (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Rita Rubin[8] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[7] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[7] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[7] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
Jason Vazquez[8] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[8] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
J. Christopher Jackson[8] (1951) Chief Legal Officer, 2006-present	Director[3], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 345 Park Avenue, New York, New York 10154.
7 Address: One Beacon Street, Boston, MA 02108.
8 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Institutional Class:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Institutional Class
Nasdaq Symbol	BTAEX
CUSIP Number	23339C 768
Fund Number	558

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2009, DWS EAFE Equity Index Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EAFE EQUITY INDEX FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$59,389	$0	$0	$0
2008	$60,775	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$100,000	$100,000
2008	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS EAFE Equity Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS EAFE Equity Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 2, 2010